SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT


                       Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934



                          Date of Report: July 14, 2003

                               eTOTALSOURCE, INC.
                               ------------------
                                   (New Name)


                            PREMIUM ENTERPRISES, INC.
                            -------------------------
                                  (Prior Name)
             (Exact name of registrant as specified in its charter)



  COLORADO                        000-49797                  84-10669559
-----------                       ---------                  -----------
(State or other                 (Commission                 (IRS Employer
 Jurisdiction of                 File Number)             Identification No.)
 Incorporation)



                    1510 Poole Boulevard, Yuba City, CA 95993
                  ---------------------------------------------
                                    (Address)

        Registrant's Telephone Number, Including Area Code: (530) 751-9615
                                                            --------------

ITEM 1. CHANGES IN CONTROL OF REGISTRANT

          None.


ITEM 2. ACQUISITION OR DISPOSITION OF ASSETS

          None.


ITEM 3. BANKRUPTCY OR RECEIVERSHIP

          None.


ITEM 4. CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT

          None.


ITEM 5. OTHER EVENTS

        On June 17, 2003, shareholders voted to amend the Articles to change the name to eTotalSource, Inc. A name change notice has been sent to NASD and a new symbol and CUSIP number will be assigned.

        An amendments to the Articles was also approved to make a reverse split of one for four common shares effective as of September 30, 2003.

        The shareholders also elected the following Directors pursuant to the Proxy Statement:

                                    DIRECTORS


                                                                  Period of
                                                                  Service As
                                                                  An Officer Or
     Name                     Age           Position(s)           Director
----------------------------- --------  ------------------------  --------------
Terry Eilers (1)              55        Director                  Annual
Michael Sullinger (2)         59        Director                  Annual
Wesley F. Whiting (3)         70        Director                  Annual
Virgil Baker                  50        Director                  Annual
Cody Morrow                   49        Director                  Annual
Richard Barber                62        Director                  Annual

         The directors of the Company hold office until the next annual meeting of the shareholders and until their successors have been duly elected and qualified. The officers of the Company are elected at the annual meeting of the Board of Directors and hold office until their successors are chosen and qualified or until their death, resignation, or removal. The Company presently has no executive committee.

         The principal occupations of each director and officer of the Company for at least the past five years are as follows:

                              MANAGEMENT EXPERIENCE

     Terry Eilers - CEO Chairman, Director and Founder of eTotalSource, Inc. - 1994-Present - Former VP and Regional Manager, Regional Training Director for Lawyers Title Company, 1984-1987, Creation, operation and sale of Sydney Cambric Publishing 1983-1985, implemented marketing and management systems, developed and supervising management training and conducting live seminars to nearly 1 million people worldwide for many Fortune 500 companies such as, Bank of America, Coldwell Banker, IBM, Xerox, and First American Financial. Over the past 30 years, his management and computer sales programs have been utilized by major real estate entities, banks, savings and loans, insurance companies, sales and research organizations and publishing companies worldwide such as Norwest Mortgage, Century 21, Sun Trust, Stewart Title Company, and Lawyers Title. 1980-1994. He has been President and Director of Premium Enterprises, Inc. since December 31, 2002.

     He is a frequent author, having written, and published through Crescent Publishing, Sydney Cambric Publishing and the Disney Corporation-Hyperion Publishing, 12 books concentrated in the real estate, business management and personal development fields. Some of the titles Mr. Eilers has written include:
How to Sell Your Home Fast (Disney/Hyperion), How To Buy the Home You Want (Disney/Hyperion), The Title and Document Handbook (Sydney Cambric), Mortgage Lending Handbook (Sydney Cambric), Mastering Peak Performance (EMR Publishing), Real Estate Calculator Handbook (Sydney Cambric). He is a AA Administration of Justice - Sacramento City College 1971 Extensive Course Work - California State College/Sacramento, Yuba College, Lincoln School of Law 1970-1985.

     Virgil Baker-CFO Director and founder of eTotalSource, Inc. 1996-Present. Formerly the CFO for AGRICO, a large agriculture corporation (1993-1996) - where he designed and integrated the network programs for the accounting, cash flow and inventory systems on a nationwide basis. Mr. Baker had the added responsibility for all of the International commerce generation. He has a BA Accounting - California State University/Chico -1992. He has been an officer of Premium Enterprises since December 31, 2002 and was appointed a director in May 2003.

     Michael Sullinger-COO - Director - Secretary - In-house legal counsel of eTotalSource, Inc. since 2000 Extensive background in development and management of partnerships and joint ventures. Previous private legal practice (1993 to date) involved business litigation, formation of business entities and advising principals and directors in the planning and operation of various companies. Has served as a Board of Director on numerous government, business and philanthropic organizations. He has a BA Business - San Francisco State University 1977 JD - California Northern School of Law 1993. He has been an officer of Premium Enter -prises since December 31, 2002 and was appointed as a director in May 2003.

     Cody Morrow - Director of eTotalSource, Inc., since 2000 President of Morrow Marketing International 1995-present, $200 million+ annual sales nationally and internationally. Current direct business operations in Europe, Thailand and India. He has many years experience in opening foreign markets. Prior to Morrow Marketing, Cody was President of Monarch Development Corporation 1989-1993 a Southern California based Real Estate Development Company. He was appointed as a director of Premium Enterprises, Inc. in May 2003.

     Richard Barber - Director of eTotalSource, Inc. (since 1998), Founder and senior partner of A. Richard Barber & Associates 1983-Present, a literary agency and consultant to numerous major publishing companies. He was also the Director of Development for Network Enterprises, Inc., 1969-1983 where he supervised the creations and writing of television and film properties. Former Director and Senior Editor of Public Relations, for Viking Penguin, Inc. Lecturer in publishing at New York, Harvard and Radcliff Universities, 1971-1989. His Academic Background is: Phillips Exeter Academy, Exeter Fellow in History (1963-1965), Columbia University, M.A, Ph.D (1962-1963). Course work at Dartmouth College, Special Dartmouth Fellow, A.B., and study programs with Corey Ford at Harvard, William & Mary, University of Michigan, British Museum, Oxford University and Columbia University (1961-1962). He was appointed a director of Premium Enterprises, Inc. in May 2003.


ITEM 6. RESIGNATION AND APPOINTMENT OF DIRECTORS

          None.


ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIALS, & EXHIBITS

          Financial Statements:           None
          Exhibits:                       Certificate of Amendment - Name Change

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the Undersigned thereunto duly authorized.

Date: July 16, 2003
                                        eTotalSource, Inc.

                                        By: /s/ Terry Eilers
                                            ----------------------------
                                            Terry Eilers, President